*CERTAIN IDENTIFIED INFORMATION HS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

AMENDMENT NUMBER EIGHT TO LOAN AND SECURITY AGREEMENT
This Amendment Number Eight to Loan and Security Agreement (this “Amendment”) is entered into as of March 27, 2026 (the “Eighth Amendment Effective Date”), by and among the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), [***], administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”), as lead arranger (in such capacity, together with its successors and assigns in such capacity, the “Lead Arranger”), and as book runner (in such capacity, together with its successors and assigns in such capacity, the “Book Runner”), on the one hand, and ADVANCED FLOWER CAPITAL INC., a Maryland corporation, formerly known as AFC Gamma, Inc. (“AFCI”) and TCGDL LLC, a Delaware limited liability company (“TCGDL”, and together with AFCI, each individually a “Borrower”, and collectively, jointly and severally, the “Borrowers”), on the other hand, in light of the following:

A.    Agent, the Lenders, the Lead Arranger, the Book Runner and Borrower are parties to that certain Loan and Security Agreement, dated as of April 29, 2022 (as amended, restated or otherwise modified from time to time, the “Agreement”);
B.    Borrowers have requested that the Lenders increase the aggregate Commitments to $106,000,000 resulting in a total increase of $56,000,000 (the “March 2026 Increase”), $26,000,000 of such amount on a temporary basis supported by deposits maintained in the Borrowing Base Cash Account (the “2026 Temporary Increase”);
C.    $50,000,000 of the March 2026 Increase will be made pursuant to Section 2.13 of the Agreement;
D.    Immediately after giving effect to such March 2026 Increase, the Maximum Revolver Amount shall be increased in accordance with and subject to the terms of this Amendment; and
E.    In accordance with Section 16.1 of the Agreement, Agent, all of the Lenders, and the Borrower have agreed to amend the Agreement set forth herein.
NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Agent, the Lenders, and the Borrower hereby agree as follows as of the Eighth Amendment Effective Date:
1.    DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.
2.    AMENDMENTS.
(a)    The definition of “Available Increase Amount” in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:
“Available Increase Amount” means, $0, as of any date of determination, provided that on the 2026 Temporary Increase Termination Date and thereafter, Available Increase Amount will mean an amount equal to the result of (a) $20,000,000 minus (b) the aggregate principal amount of Increases to the Commitments previously made pursuant to Section 2.13 of this Agreement after the 2026 Temporary Increase Termination Date.
(b)    The definition of “Maximum Revolver Amount” in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:
“Maximum Revolver Amount” means (i) during the 2026 Temporary Increase Period, $106,000,000, and (ii) on and after the 2026 Temporary Increase Termination Date, $80,000,000, in each case of the foregoing clauses (i) and (ii), decreased by the amount of reductions in the Commitments made in accordance with Section 2.3(c) of this Agreement and increased by the amount of any Increase made in accordance with Section 2.13 of this Agreement.
(c)    Section 1.1 of the Agreement is hereby amended by adding the following defined terms in their appropriate alphabetical order to read as follows:
“2026 Temporary Increase Period” means the period of time commencing on the Amendment Number Eight Effective Date and ending on the 2026 Temporary Increase Termination Date.
“2026 Temporary Increase Termination Date” means April 10, 2026.
“Amendment Number Eight Effective Date” means March 27, 2026.
(d)    Schedule C-1 to the Agreement is hereby amended and replaced with the Schedule C-1 attached to this Amendment.
3.    REPRESENTATIONS AND WARRANTIES.
(a)    Borrower hereby affirms to Agent and the Lenders that all of its representations and warranties set forth in the Loan Documents, after giving effect to this Amendment, are true, complete and accurate in all material respects except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date).
(b)    Borrower represents and warrants as of the date hereof that (i) Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended hereby) to which it is a party and (ii) the execution, delivery and performance by Borrower of this Amendment have been duly approved by all necessary corporate action and does not (A) violate any material provision of federal, state, or local law or regulation applicable to Borrower or its Subsidiaries or (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contract of Borrower or its Subsidiaries except to the extent that any such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Effect.
(c)    Borrower represents and warrants as of the date hereof that this Amendment (i) has been duly executed and delivered by Borrower, (ii) is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, and is in full force and effect, except to the extent that (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights or general principles of equity or (B) the availability of the remedies of specific performance or injunctive relief are subject to the discretion of the court before which any proceeding therefor may be brought, and (iii) does not and will not violate any material provision of the Governing Documents of Borrower or its Subsidiaries.
4.    NO DEFAULTS. Borrower hereby affirms to Agent and the Lenders that no Default or Event of Default has occurred and is continuing as of the date hereof.
5.    CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon fulfillment of each of the following conditions precedent, each in form and substance satisfactory to Agent:
(a)    A duly executed copy of this Amendment;
(b)    A fully executed copy of the Reaffirmation and Agreement of Guaranty attached to this Amendment, duly executed by TRS in connection with that certain Guaranty and Security Agreement, dated as of April 29, 2025 executed and delivered by TRS in favor of Agent (“Guaranty”);
(c)    Receipt by Agent and the Required Lenders of evidence satisfactory to Agent, in its reasonable discretion, that for the 4 fiscal quarters (on a quarter-by-quarter basis) immediately following the March 2026 Increase, Borrower and its Subsidiaries are in compliance on a pro forma basis with Section 8 of the Agreement;
(d)    Receipt by Agent of evidence that Borrowers have deposited not less than $26,000,000 in the Borrowing Base Cash Account in connection with the 2026 Temporary Increase;
(e)    Receipt by Agent, for the account of the [***] in its capacity as a Lender, a Loan Fee in the amount of $6,987, representing the pro-rated Loan Fee for the 34 days prior to the applicable anniversary Loan Fee due date for the $30,000,000 increase in accordance with Section 2.9(c) of the Agreement;
(f)    Borrower shall have paid or reimbursed all Lender Group Expenses incurred in connection with the transactions evidenced by this Amendment and all fees payable in accordance with the Fee Letter, in each case, to the extent then due and payable; and
(g)    Receipt by Agent of such other agreements, instruments, and documents contemplated by this Amendment or reasonably requested by Agent in connection with this Amendment.
6.    ACKNOWLEDGEMENT. Borrower hereby acknowledges and reaffirms (a) all of its obligations and duties under the Loan Documents, and (b) that Agent, for the ratable benefit of the Lender Group, has and shall continue to have valid, perfected Liens in the Collateral.
7.    COSTS AND EXPENSES. Borrower shall pay to Agent all of Lenders’ reasonable and documented out-of-pocket costs and expenses (including, without limitation, the reasonable and documented fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents as well as expenses related to the maintenance of the facility (such as periodic searches).
8.    LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

9.    COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto and satisfaction of each of the other conditions precedent set forth in Section 5 hereof. This Amendment is a Loan Document and is subject to all the terms and conditions, and entitled to all the protections, applicable to Loan Documents generally. Delivery of an executed counterpart of this Amendment by telefacsimile or .pdf shall be equally effective as delivery of a manually executed counterpart.
10.    CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE. Section 13 of the Agreement is incorporated herein by reference mutatis mutandis.
[Signatures on next page.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.
[***],
as Agent, Lead Arranger,
Book Runner and the sole Lender

By: [***]
Name: [***]
Title: [***]

Amendment Number Eight
to Loan and Security Agreement

BORROWERS:
ADVANCED FLOWER CAPITAL INC.,
a Maryland corporation

By:    /s/ Brandon Hetzel
Name:    Brandon Hetzel
Title:    Chief Financial Officer and Treasurer

TCGDL LLC,
a Delaware limited liability company

By:    /s/ Brandon Hetzel
Name:    Brandon Hetzel
Title:    Authorized Signatory

Amendment Number Eight
to Loan and Security Agreement

REAFFIRMATION AND AGREEMENT OF GUARANTY
The undersigned (the “Guarantor”) has previously executed the Guaranty referred to in the above Amendment respecting the obligations owing by Guarantor to Agent and Lenders under any Loan Document to which it is a party or by which any of the properties of such Guarantor may be bound or affected. Without limiting the effectiveness of any affirmation, representation, warranty or acknowledgment set forth in the above Amendment, the undersigned hereby: (i) acknowledges the terms of the above Amendment, (ii) represents and warrants to Agent and Lenders that the execution, delivery, and performance of this reaffirmation and agreement of guaranty (“Reaffirmation”) are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority or of any contract or undertaking to which Guarantor is a party or by which any of the properties of Guarantor may be bound or affected; (ii) consent to the amendment of the Agreement by the Amendment; (iv) acknowledge and reaffirm all obligations owing by Guarantor to Agent and Lenders under any Loan Document to which it is a party; (v) agree that each Loan Document to which Guarantor is a party is and shall remain in full force and effect; (vi) agrees that Guarantor is guaranteeing Borrower’s Obligations under (and defined in) the Agreement as the same may be amended, supplemented, modified, or amended and restated from time to time, (vii) agrees that the obligations of Guarantor under the Guaranty continue to be secured by the security interest granted under the Guaranty and any other instruments or agreements executed by Guarantor in connection therewith, and (viii) ratifies and confirms its consent to any previous amendments, modifications or supplements to the Agreement. Although the undersigned has been informed of the matters set forth in the Agreement and has acknowledged and agreed to same, the undersigned understands that Agent and Lenders shall have no obligation to inform Guarantor of such matters in the future or to seek any Guarantor’s acknowledgement or agreement to future amendments or modifications, and nothing herein shall create such a duty.

[Remainder of page intentionally left blank. Signatures follow on next page.]

AFCG TRS1, LLC,
a Delaware limited liability company

By: /s/ Brandon Hetzel_____________________
Name: Brandon Hetzel Title: Authorized Signatory

Reaffirmation and Agreement of Guaranty

ACCEPTED AND ACKNOWLEDGED BY:

[***],
as Agent

By:
Name: [***]
Title: [***]

Reaffirmation and Agreement of Guaranty

SCHEDULE C-1

Commitments

Lender	Commitment
[***]	$80,000,000 ($106,000,000 solely during the 2026 Temporary Increase Period)

Total:	$80,000,000 ($106,000,000 solely during the 2026 Temporary Increase Period)

Schedule C-1